UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434

AMERICAN EXPRESS RECEIVABLES FINANCING

CORPORATION III LLC

(Exact Name of Depositor/Registrant

as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

115 W Towne Ridge Pkwy, Room 454

Sandy, Utah 84070

(385) 308-6059

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrant’s Principal Executive Office)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

American Express Credit Account Master Trust LIBOR Transition Update

On March 5, 2021, the UK Financial Conduct Authority announced that all US Dollar LIBOR (“LIBOR”) settings will either cease publication or no longer be representative after June 30, 2023 (the “Cessation Date”).

Legacy LIBOR Certificates

American Express Credit Account Master Trust (the “Trust”) has previously issued the Class A Floating Rate Asset Backed Certificates, Series 2018-9 (the “Series 2018-9 Class A Certificates”) and the Class B Floating Rate Asset Backed Certificates, Series 2018-9 (the “Series 2018-9 Class B Certificates” and, together with the Series 2018-9 Class A Certificates, the “Legacy LIBOR Certificates”) pursuant to the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, among American Express Receivables Financing Corporation III LLC, as transferor, American Express Travel Related Services Company, Inc., as servicer (the “Servicer”), and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Series 2018-9 Supplement, dated as of September 24, 2018, that: (i) use LIBOR as the benchmark for calculating payments of interest, and (ii) will not reach their expected final payment date before the Cessation Date. The Legacy LIBOR Certificates have the following CUSIPs:

Class	CUSIP

Series 2018-9 Class A Certificates	02582J JK7

Series 2018-9 Class B Certificates	02582J JL5

Transition from LIBOR to Term SOFR Plus Tenor Spread Adjustment

On June 20, 2023, the Servicer directed the Trustee to replace LIBOR with the “Board-selected benchmark replacement,” as such term is defined in the Adjustable Interest Rate (LIBOR) Act of 2021 (the “LIBOR Act”), as the benchmark for calculating payments of interest with respect to the Legacy LIBOR Certificates for interest periods commencing after the Cessation Date. The “Board-selected benchmark replacement” refers to the replacement benchmark rate selected by the Board of Governors of the Federal Reserve System (the “Board”).

The Board has adopted final rules providing that, on and after the first London banking day after the Cessation Date (the “LIBOR replacement date”), in place of one-month tenor of LIBOR, the benchmark replacement for instruments such as the Legacy LIBOR Certificates shall be Term SOFR for the corresponding tenor plus the applicable tenor spread adjustment. “Term SOFR” refers to the CME Term SOFR Reference Rate published for the tenor corresponding to LIBOR as administered by CME Group Benchmark Administration, Ltd. (or any successor administrator thereof). The tenor spread adjustment for one-month, as set forth in the LIBOR Act and the final rules adopted by the Board, is 0.11448%.

The replacement of LIBOR with Term SOFR plus a tenor spread adjustment with respect to the Legacy LIBOR Certificates pursuant to such direction, the LIBOR Act and the final rules adopted by the Board will be effective for interest determinations under the terms of the Legacy LIBOR Certificates that are made after the Cessation Date, but will not affect any determinations made prior to the Cessation Date.

Certificate Rates Prior to and After Cessation Date

The certificate rates for determinations under the terms of the Legacy LIBOR Certificates that are made (i) prior to the Cessation Date and (ii) after the Cessation Date, are:

Legacy LIBOR Certificates	Certificate Rate
	Determinations prior to Cessation Date: (Benchmark + credit spread)	Determinations after Cessation Date: (Benchmark + tenor spread adjustment + credit spread)
Series 2018-9 Class A Certificates	One-Month LIBOR + 0.38%	One-Month Term SOFR + 0.11448% + 0.38%
Series 2018-9 Class B Certificates	One-Month LIBOR + 0.59%	One-Month Term SOFR + 0.11448% + 0.59%

Conforming Changes

Under the LIBOR Act, if the Board-selected benchmark replacement becomes the benchmark replacement for an instrument such as the Legacy LIBOR Certificates, all benchmark replacement conforming changes will become an integral part of the instrument.

The Board has adopted final rules providing that specified benchmark replacement conforming changes, including the following, will become an integral part of instruments such as the Legacy LIBOR Certificates listed above:

(1)

Any reference to a specified source for LIBOR (such as a particular newspaper, website, or screen) shall be replaced with the publication of the applicable Board-selected benchmark replacement (inclusive of the relevant tenor spread adjustment) by either the relevant benchmark administrator for the applicable Board-selected benchmark replacement or any third party authorized by the relevant benchmark administrator to publish the applicable Board-selected benchmark replacement.

(2)

Any reference to a particular time of day for determining LIBOR (such as 11:00 a.m. London time) shall be replaced with the standard publication time for the applicable Board-selected benchmark replacement (inclusive of the relevant tenor spread adjustment), as established by the relevant benchmark administrator.

(3)

To the extent a Board-selected benchmark replacement is not available or published on a particular day indicated in the LIBOR contract as the determination date, the most recently available publication of the Board-selected benchmark replacement will apply.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust

By:	/s/ Chen Wang
Name: Title:	Chen Wang President

Date: June 20, 2023